                                                                EXHIBIT 10.1


                            FIRST AMENDMENT TO LEASE
                                  (WITH OPTION)

-------------------------------------------------------------------------------

     This First Amendment to Lease (With Option) ("Agreement") is entered into on this 1st day of April, 1999 (the "Effective Date"), by and between PALACE STATION HOTEL & CASINO, INC., a Nevada corporation or its designee (hereinafter "Optionee" or "Tenant") and FLAMINGO ASSOCIATES, INC., a Nevada corporation (hereinafter, "Optionor" or "Landlord") based upon the following recitals:

     A. Landlord is the owner of certain Property, as defined below and as set forth on the attached Exhibit "A".

     B. Pursuant to two (2) separate leases, which are attached hereto as Exhibits B-1 and B-2, respectively, Landlord leases the Property to Tenant as follows: one lease between Landlord and Tenant for approximately 6.44 acres ("Lease B-1") and one lease between Landlord and Tenant for approximately .84 acres ("Lease B-2") (collectively, the "Leases").

     C.   Landlord and Tenant desire to amend the Leases as described herein.

     D. Subject to the terms and conditions as set forth herein, and for and in consideration of the amendments to the Leases as described herein, Optionor has agreed to grant to Optionee the exclusive option to purchase the Property and Optionee has agreed to purchase the Property upon Optionee's exercise of the Option, as defined below.

     NOW, THEREFORE, in consideration of the terms, covenants, conditions and provisions hereinafter set forth and other good and valuable consideration, the parties hereby agree to amend and modify the Lease to the limited extent set forth herein. Any capitalized terms used in this First Amendment not otherwise defined herein shall be defined as set forth in the Lease.

I.   AMENDMENTS TO RENTAL PROVISIONS OF LEASES

     A.   LEASE B-1

          1. The Rental provision as set forth in Lease B-1 at Section 2 shall be deleted and the following shall be inserted in its place:

                    As of the Effective Date, Tenant shall pay to Landlord as monthly rental for the Demised Premises the sum of $8,293.27.

                    The term "Lease Year" (or "lease year") as used herein shall mean a period of twelve (12) consecutive months, the first of which shall commence on the Effective Date.

          2. In the "Addendum to Lease Agreement between Teddy Rich Enterprises and Mini-Price Motor Inn, Inc., dated May 8, 1973," the third paragraph therein entitled "Page 28 - Paragraph 31," shall be deleted in its entirety.

     B.   LEASE B-2

          The Rental provision as set forth in the Lease B-2 at Section 2 shall be deleted and the following shall be inserted in its place:

               As of the Effective Date, Tenant shall pay to Landlord as monthly rental for the Demised Premises the sum of $1,081.73.

               The term "Lease Year" (or "lease year") as used herein shall mean a period of twelve (12) consecutive months, the first of which shall commence on the Effective Date.

II.  OPTION TO PURCHASE.

     A.   OPTION.

          1. Grant of Option. Optionor hereby grants to Optionee an option to purchase all, but not less than all, of the Property (the "Option"). Optionee may exercise the Option, in Optionee's sole and absolute discretion, by giving written notice to Optionor in the manner described in Section IX.C. below (the "Notice") at any time during the ten (10) year period following the Effective Date (the "Option Term"). Upon exercise of the Option, Optionee shall immediately open an escrow for the transaction (the "Escrow") at Nevada Title Company (the "Title Company"), and Closing shall occur through Escrow.

          2. Consideration. Optionor agrees that adequate and just consideration has passed from Optionee to Optionor based upon the amendments to Leases as set forth above, that no further consideration is due, and that Optionee, as of the Effective Date, is entitled to exercise the Option in accordance with the terms of this Agreement.

          3. Purchase Price. At the Closing, Optionee shall pay Optionor, through Escrow, the purchase price in the amount and manner set forth on Exhibit "C" (the "Purchase Price"), in cash or readily available U.S. funds. The rental increases in the Leases as set forth above are not applicable to the Purchase Price. If at any time prior to Closing, Optionor has been awarded or received any amount for the condemnation of any portion of the Property, Optionor shall be entitled to receive or retain such award(s) and the Purchase Price shall be reduced by an amount equal to all such awards.

          4. Memorandum of Option. At the Effective Date, the parties shall record a memorandum of option in the form attached hereto as Exhibit "D" (the "Memorandum of Option") to provide public notice that Optionee has obtained an Option to acquire the Property from Optionors.

III. TITLE MATTERS.

     A. CLTA POLICY. This Agreement is subject to the condition precedent that on or before the Effective Date, the Title Company shall issue a CLTA Policy (the "CLTA Policy") in the form of the Pro Forma attached hereto as Exhibit "E" (the "Pro Forma"). The cost of the premium for the CLTA Policy shall be paid solely by Optionee.

     B. TITLE COMPANY. The Title Company shall provide an ALTA Policy (as hereinafter defined) at Closing unless all parties hereto agree that another title company shall provide such policy; provided however that such selection of a substitute title company shall not delay the Closing.

     C. SURVEY. Upon giving Notice of its exercise of the Option, Optionee, at its sole cost and expense, shall select a civil engineering firm to promptly commence preparation of an ALTA-ACSM survey of the Property to be delivered to Optionee (the "Survey"). The Survey shall comply with all requirements of the Title Company for issuance of the ALTA Policy and shall be otherwise acceptable to Optionee. If it is necessary to prepare and file a record of survey or parcel map in order to file the Deed, the parties shall cooperate in good faith with one another to expeditiously complete and file such map. Optionee shall bear the cost of preparing and filing said record of survey or parcel map, if required.

     D. ALTA POLICY. The Closing is subject to the Title Company delivering to Optionee an ALTA Extended Coverage Owners Policy of Title Insurance (the "ALTA Policy") issued by the Title Company, dated on the date of the Closing, in the amount of the Purchase Price, insuring Optionee as owner of fee title to the Property subject only to those exceptions to title set forth on the Pro Forma and those exceptions shown of record at the time of Closing that are common to the area and which do not cause a materially adverse effect upon Optionee's continued use of the Property as part of a resort hotel & casino
          (the "Permitted Exceptions"). Optionee shall pay all costs attributable to the ALTA Policy.

     E. LIENS, ENCUMBRANCES, ETC. Except for the Permitted Exceptions, Optionor will transfer and convey good and marketable title to the Property to Optionee at Closing by grant, bargain and sale deed in substantially the form of Exhibit "F" attached hereto (the "Deed"), free and clear of any liens, encumbrances or security interests of any nature whatsoever, and Optionee shall not succeed to or be responsible for any liens, claims, charges, encumbrances, mortgages, pledges, obligations or liabilities of any kind whatsoever, whether known or unknown, fixed or contingent, contractual or statutory, of Optionors including, without limitation:

          1. Any of Optionors' liabilities or obligations for federal, state, local or foreign taxes, assessments, impositions, deficiencies, penalties or interest, whether or not imposed on or measured by income, except for real property taxes and assessments payable after the Closing; or

          2. Any contract obligations with third parties of any nature whatsoever, except as specifically assumed by Optionee in writing, and in Optionee's sole and unlimited discretion.

IV.  REPRESENTATIONS AND WARRANTIES.

     A. OPTIONOR'S REPRESENTATIONS AND WARRANTIES. Optionor hereby represents and warrants, which representations and warranties shall be true and correct as of the date of Closing (unless otherwise specified below):

          1. That Optionor is the owner of the Property and is able to convey good, marketable title thereto, subject to the matters disclosed in the Pro Forma.

          2. That Richard Tam has full authority to execute this Agreement on behalf of Optionor and to bind Optionor to this Agreement.

          3. That Optionor is duly organized and validly existing as a corporation in its state of incorporation, in good standing and qualified to conduct its business, to own real property and to consummate the transactions contemplated herein under the laws of the State of Nevada.

          4. That all necessary corporate action has been taken to authorize all transactions herein contemplated.

          5. That the execution, delivery and performance of this Agreement by Optionor will not, with or without the giving of notice and/or the passage of time, violate or constitute a default under any provision of law, any administrative regulation or any judicial, administrative or arbitration order, award, judgment or decree applicable to Optionor or the Property or conflict with, violate, result in a breach or termination of or cause a default under Optionor's articles of incorporation or bylaws, or any other agreement or obligation by which Optionor or the Property are bound.

          6. That no consent or approval of this Agreement is required by any third party.

          7. That there are no actions or claims pending or to Optionor's knowledge threatened before any court, governmental agency, arbitrator or other tribunal which would prevent Optionor from completing the transactions provided herein in accordance with the terms of this Agreement.

          8. That Optionor has not received any notice of zoning changes or any actions threatening condemnation of any part of the Property through exercise of eminent domain by any governmental authority.

          9. That Optionor has no actual knowledge of any violations of law, municipal or county ordinances or other legal requirements affecting the Property, or with respect to the use or occupancy thereof.

          10. That to the best of Optionor's knowledge, all documents that will affect title to the Property at Closing have been provided to Optionee.

          11. That there are no mechanic's liens recorded against the Property and none threatened to Optionor's knowledge; and all contractors, subcontractors, workmen, materialmen and employees engaged by Optionor have been paid in full for any labor, services or materials supplied or delivered to the Property.

          12. That Optionor has not caused and shall not cause to be created any encumbrances on the Property in favor of any person other than Optionee or liens that have been previously released.

          13. That all taxes, governmental assessments and utility charges to the Property billed to Optionor are current and not delinquent.

          14. That all representations and warranties made by Optionor and all information contained in any of the documents furnished or to be furnished to Optionee pursuant to this Agreement, do not and shall not contain any untrue statement of a material fact or omit to state any fact necessary in order to make the statements contained herein or therein not misleading.

          15. That Landlord is the owner of the Property and is the landlord under the Lease.

          16. That the Leases were validly assigned from Teddy Rich Enterprises, the original landlord under the Lease, to Landlord, with Landlord succeeding to all rights and assuming all obligations thereunder.

          17. That Landlord has reviewed and certified that the Leases attached hereto as Exhibit B-1 and Exhibit B-2 constitute true and correct copies of the Leases and all amendments and modifications thereto and that there are no leases affecting the Property currently in effect not contained in Exhibit B-1 and Exhibit B-2.

     B. OPTIONEE'S REPRESENTATIONS AND WARRANTIES. Optionee hereby represents and warrants, which representations and warranties shall be true and correct as of the date of Closing (unless otherwise specified below):

          1. That the execution, delivery and performance of this Agreement by Optionee will not, with or without the giving of notice and/or the passage of time, violate or constitute a default under any provision of law, any administrative regulation or any judicial, administrative or arbitration order, award, judgment or decree applicable to Optionee or conflict with, violate, result in a breach or termination of or cause a default under Optionee's articles of incorporation or bylaws, or any other agreement or obligation by which Optionee is bound.

          2. That no consent or approval of this Agreement is required by any third party, other than any approvals required by Optionee's secured lenders.

          3. That there are no actions or claims pending or to Optionee's knowledge threatened before any court, governmental agency, arbitrator or other tribunal which would prevent Optionee from completing the transactions provided herein in accordance with the terms of this Agreement.

          4. That Optionee is duly organized and validly existing as a corporation in its state of incorporation, in good standing and qualified to conduct its business, to own real property and to consummate the transactions contemplated herein under the laws of the State of Nevada.

          5. That all necessary corporate action has been taken to authorize all transactions herein contemplated.

          6. That the execution, delivery and performance of this Agreement by Optionee will not, with or without the giving of notice and/or the passage of time, violate or constitute a default under any provision of law, any administrative regulation or any judicial, administrative or arbitration order, award, judgment or decree applicable to Optionee or conflict with, violate, result in a breach or termination of or cause a default under Optionee's articles of incorporation or bylaws, or any other agreement or obligation by which Optionee is bound.

          7. That all representations and warranties made by Optionee and all information contained in any of the documents furnished or to be furnished to Optionor pursuant to this Agreement, do not and shall not contain any untrue statement of a material fact or omit to state any fact necessary in order to make the statements contained herein or therein not misleading.

     C. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Except as otherwise set forth herein, all of Optionor's and Optionee's Representations and Warranties set forth in Sections IV.A. and IV.B. shall survive for a period of sixty (60) months.

V.   CLOSING

     A. COVENANTS PENDING CLOSING. Pending and prior to the Closing, Optionor covenants and agrees as follows:

          1. That Optionor, without prior written consent of Optionee, shall not cause any liens or encumbrances, other than mortgages or deeds of trust securing consensual loans as permitted in Section X, to be filed or recorded against the Property and shall not assign, transfer, encumber, hypothecate or convey any or all of Optionor's interest in the Property to any third party or parties.

          2. That Optionor shall give Optionee written notice of any casualty occurring on the Property or of any condemnation or proposed condemnation of all or any part of the Property of which Optionor has or obtains actual knowledge.

     B.   EXPRESS CONDITIONS TO CLOSING.

          1. In the event Optionee exercises the Option, Optionee's obligation to proceed to Closing shall be subject to the satisfaction of the following:

               a) Optionor shall not be in material default of any of its covenants set forth herein.

               b) Optionor's representations and warranties as set forth herein shall be true and correct as of the date of Closing.

               c) The Title Company shall be irrevocably committed to issuing the ALTA Policy.

               d) Optionor shall have executed and delivered into an escrow account (the "Escrow") at the Title Company all other documents and instruments and shall have taken all actions necessary to consummate the transactions contemplated hereby in accordance with the terms of this Agreement.

          2. Optionor's obligation to proceed to Closing shall be subject to satisfaction of the following:

               a) Optionee shall not be in material default of any of its covenants set forth herein.

               b) Optionee's representations and warranties as set forth herein shall be true and correct as of the date of Closing.

               c) Optionee shall have deposited the Purchase Price into Escrow.

               d) Optionee shall have executed and delivered into Escrow all other documents and instruments and shall have taken all actions necessary to consummate the transactions contemplated hereby in accordance with the terms of this Agreement.

     C.   CLOSING. Subject to the satisfaction of the conditions set forth in
          Section V(B), on or before the sixtieth (60th) day after Optionee gives Optionor Notice of the exercise of the Option, the parties shall perform as follows (the "Closing"):

          1.   Optionor shall deliver or cause to be delivered the following:

               a) The Deed to Escrow for recordation in the property records of Clark County, with subsequent delivery to Optionee;

               b) An affidavit as required by the Foreign Investment Real Property Tax Act, Internal Revenue Code Sections1445 ("FIRPTA"), to Escrow;

               c) An assignment, if applicable, by Optionor to Optionee of all rights to additional compensation and all rights in or to any abandoned or vacated portion of the Property which is the subject of any condemnation proceeding; this assignment of all of Optionor's rights in and to any additional compensation beyond any condemnation award, and any portion of the Property that, after the Closing, is abandoned or vacated, shall be recorded in the public records, at Closing, if applicable, and such obligations as set forth in this paragraph shall survive the Closing indefinitely irrespective of any other limitation of liability contained herein or in law or equity.; and

               d) To Optionee or Title Company, as applicable, any other documents, fully executed, as are customarily executed in the State of Nevada in connection with the conveyance of real property, including all required closing statements, releases, affidavits and any other instrument that the parties may agree to in good faith;

               e)   Exclusive possession of the Property.

          2.   Optionee shall deliver or cause to be delivered the following:

               a)   The Purchase Price, subject to the Prorations (as defined in
                    Section V.D. below), for disbursement pursuant to Optionor's instructions; and

               b) To Optionor or Title Company, as applicable, any other documents, fully executed, as are customarily executed in the State of Nevada in connection with the conveyance of real property, including all required closing statements, releases, affidavits and any other instrument that the parties may agree to in good faith.

     D. CLOSING COSTS, EXPENSES AND PRORATIONS. All of the following closing costs, expenses and prorations shall be collectively defined as the "Prorations."

          1. Optionor hereby agrees to pay for the following costs and expenses associated with the consummation of this Agreement and the Closing:

               a)   All real property transfer taxes and documentation taxes;

               b) One-half (1/2) of any Escrow or closing fees charged by the Title Company; and

               c) Any other closing costs customarily paid by a seller of real property in the State of Nevada.

          2. Optionee hereby agrees to pay for the following costs and expenses associated with the consummation of this Agreement and the Closing:

               a)   Recording fees for the Deed;

               b) One-half (1/2) of any Escrow or closing fees charged by the Title Company;

               c)   All costs of the ALTA Policy;

               d)   The cost of the Survey;

               e) Any other closing costs customarily paid by a purchaser of real property in the State of Nevada.

          3. All real estate taxes, assessments and utilities relating to the Property and not paid by Optionee under the Leases shall be paid as of Closing by Optionor. Nothing herein shall limit the parties' respective obligations elsewhere contained in this Agreement.

VI.  INDEMNITIES

     A. From and after the Closing, Optionor shall indemnify, defend and hold Optionee harmless from any and all claims, demands, liabilities, judgments or expenses (including without limitation attorney's fees) arising out of or resulting from Optionor's breach of any of its representations, warranties or covenants set forth herein.

     B. From and after the Closing, Optionee shall indemnify, defend and hold Optionor harmless from any and all claims, demands, liabilities, judgments or expenses (including without limitation attorney's fees) arising out of or resulting from (i) Optionee's breach of any of its representations, warranties or covenants set forth herein, or (ii) events occurring on or with respect to the Property after Closing.

     C. If either party receives notice of any matter which would give rise to a claim for indemnity under subsections A or B above, that party shall promptly notify the other party, and such other party shall be entitled to defend the claim at its own expense with counsel of its own choosing, subject to the approval of such counsel by the indemnified party, which approval shall not unreasonably be withheld or delayed.

VII. REMEDIES UPON DEFAULT

     A. If Optionee exercises the Option and the Closing fails to occur solely as a result of Optionor's default, Optionee shall be entitled as its only remedies, to either (i) recover from Optionor the reasonable costs incurred by Optionee for the Survey, attorney's fees associated with this Agreement and transaction, and other costs of due diligence, and to terminate the Escrow; or (ii) to obtain a decree of specific performance.

     B. If Optionee exercises the Option and the Closing fails to occur solely as a result of Optionee's default, Optionor, shall be entitled as its sole and exclusive remedy to reasonable attorney's fees and out-of-pocket costs associated with this Agreement.

VIII. 1031 EXCHANGE. Optionee agrees to cooperate with Optionor in qualifying this transaction as a tax-free exchange under Section 1031 of the Internal Revenue Code as long as such cooperation does not result in any additional expense, liability, or obligation on the part of Optionee or in the delay of the Closing. Failure to qualify this transaction as a tax-free exchange will not release Optionor from its obligations hereunder.

IX.  MISCELLANEOUS.

     A. ATTORNEY'S FEES. Each party shall pay all attorneys' fees incurred by that party in the negotiation and delivery of this Agreement. However, in the event that any action or proceeding is instituted to interpret or enforce the terms and provisions of this Agreement, the prevailing party shall be entitled to its costs and attorneys' fees, in addition to any other remedies it may obtain or be entitled to.

     B. BROKERS' COMMISSIONS. The parties each represent one to the other that no broker, finder or other financial consultant has acted on their behalf in connection with this agreement or the transactions contemplated hereby. The parties each agree to indemnify and hold the other harmless from any claim, settlement, cost or demand for commission or other compensation by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of the indemnifying party, and to bear the cost of legal expenses incurred in defending against such claims.

     C. NOTICES. Any notices desired or required to be given hereunder (a "Notice") shall be faxed, with the original deposited in the U.S. Mail, postage prepaid, or sent by overnight courier service, and shall be deemed received upon the earlier of attempted delivery or receipt. Either party hereto may change its address hereunder by providing the other party with notice of such changed address.


            If to Optionor,       Richard Tam
            addressed to:         Richard Tam Investments
                                  2140 West Charleston Blvd.
                                  Las Vegas, Nevada  89102
                                  Facsimile:  (702)382-9877

            With a copy to:       Jim Shadlaus
                                  Richard Tam Investments
                                  2140 West Charleston Blvd.
                                  Las Vegas, Nevada  89102
                                  Facsimile:  (702)382-9877


            If to Optionee,       Palace Station Hotel & Casino, Inc.
            addressed to:         2411 West Sahara Avenue
                                  Las Vegas, Nevada  891092
                                  Attn:    Scott M Nielson

                                  General Counsel
                                  Facsimile:  (702)221-6613


            With a copy to:       Schreck Morris
                                  12th Floor Bank of America Plaza
                                  300 South Fourth Street
                                  Las Vegas, Nevada  89101
                                  Attn:    L.T. Jones, Esq.
                                  Facsimile:  (702)382-8135

     D. COUNTERPARTS. This agreement may be executed in multiple counterparts, which together shall constitute one and the same document.

     E. FURTHER ASSURANCES. The parties agree to negotiate diligently and in good faith at all times, to execute and deliver such other and further documents and instruments as may be necessary to fully effectuate the transactions contemplated hereby. The parties further agree to execute and deliver to the Title Company such other and further escrow instructions, documents and instruments as may be reasonably necessary to effectuate this transaction in accordance with its terms.

X. LANDLORD'S RIGHT TO ENCUMBER. Notwithstanding any provision of the Lease to the contrary, Landlord shall have the right from time-to-time, to pledge, mortgage or encumber its interest in the Lease or assign its interest in the Rental amounts due thereunder without the prior consent of Tenant; provided, however, that if and when Landlord makes such assignment, pledge, mortgage or encumbrance, any such lender shall agree that Tenant's quiet possession and enjoyment of the Demised Premises will not be disturbed as a result of such assignment, pledge, mortgage or encumbrance or for any reason related thereto so long as Tenant pays all amounts due pursuant to the Lease and keeps the covenants on its part to be performed thereunder and that said assignment, pledge, mortgage or encumbrance shall be subordinate to the Option in favor of Optionee. In the event of such assignment, pledge, mortgage or encumbrance, Landlord shall provide Tenant with a copy of the documents evidencing such action prior to the effective date thereof.

XI. BINDING EFFECT ON LEASE. All terms and provisions of the Lease, other than as set forth above, shall remain in full force and effect in their entirety.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above-written




"Optionor"

FLAMINGO ASSOCIATES, INC.,
a Nevada corporation


By:                         /s/ RICHARD TAM
                            -----------------------------------
Name:                       Richard Tam
                            -----------------------------------
Title:                      President
                            -----------------------------------
Date:                       4/7/99
                            -----------------------------------



"Optionee"

PALACE STATION HOTEL & CASINO, INC.,
a Nevada corporation

By:                         /s/ SCOTT M NIELSON
                            -----------------------------------
Name:                       Scott M Nielson
                            -----------------------------------
Title:                      Secretary
                            -----------------------------------
Date:                       4/7/99
                            -----------------------------------

                                  TITLE COMPANY
                               RECEIPT AND CONSENT

-------------------------------------------------------------------------------

     The Title Company acknowledges receipt of an executed copy of the Agreement and agrees to perform as the Title Company thereunder.


Nevada Title Company, a Nevada corporation

By:       /s/ FRANK W. BRADER
         ------------------------
Name:    Frank W. Brader
         ------------------------
Title:   Commercial Title Officer
         ------------------------
Dated:   4/8/99
         ------------------------

                                   EXHIBIT "A"
                                   [PROPERTY]
-------------------------------------------------------------------------------

     The "Property" is hereby defined as all property owned by Optionor which is generally located at the intersection of Sahara Avenue and Rancho Drive, in the County of Clark, State of Nevada, as described below, as shown on the attached diagram, and as described on the legal descriptions that follow, together with Optionor's interest, if any, in any buildings and improvements located thereon and all rights, licenses and easements appurtenant there and any contiguous real property owned by Optionor or that is subsequently conveyed or awarded to Optionor as a result of the vacation or abandonment of any easement, right of way or public street. Upon completion of the Survey, the legal description of the Property therein shall be used for all purposes hereunder.

     The Property consists of three (3) contiguous parcels, which for convenience are numbered as set forth on the Pro Forma, and which are owned by Optionor as follows:

------------------------------------------------------------------------------------------------------------
Optionor              Approx.             Affecting                 Lease (as                  Owned by
owner                 Acreage             Parcels                   numbered on                Grant,
                                                                    Pro Forma)                 Bargain, Sale
                                           (legal                                              Deed
                                          descriptions              (Lease #)
                                          follow)                                              (recording
                                                                                               information:
                                                                                               book/number)
------------------------------------------------------------------------------------------------------------
Flamingo              6.44                Parcels II & II-A         6 (Lease B-1)              740/699146
Associates
------------------------------------------------------------------------------------------------------------
Flamingo              .84                 Parcel I                  8 (Lease B-2)              740/699147
Associates
------------------------------------------------------------------------------------------------------------

                                   ATTACHMENT

                    [PROPERTY DIAGRAM AND LEGAL DESCRIPTIONS]

                                  EXHIBIT "B-1"

                                   [LEASE B-1]

                                  EXHIBIT "B-2"

                                   [LEASE B-2]

                                   EXHIBIT "C"

                  Purchase Price Formula and Appraisal Process

-------------------------------------------------------------------------------

         The Purchase Price in the first seven (7) years of the Option Term shall be determined by the following schedule:


                            Year                          Purchase Price
                            ----                          --------------
                              1                             $1,250,000
                              2                             $1,250,000
                              3                             $1,250,000
                              4                             $1,312,500
                              5                             $1,375,000
                              6                             $1,437,500
                              7                             $1,500,000


     During years eight (8), nine (9) and ten (10) of the Option Term, the Purchase Price shall be determined by the following appraisal process:

     A. Within ten (10) days of Optionee's Notice to Optionor to exercise the Option, each party shall appoint an appraiser. Within thirty (30) days of Optionee's Notice, the two (2) appraisers (the "Two Appraiser Board") shall meet and confer and attempt to agree on a fair market value of the Property to serve as the Purchase Price.

     B. If the Two Appraiser Board is unable to agree on a Purchase Price within said thirty (30) days, they shall promptly notify the parties in writing. The Two Appraiser Board will, within two (2) business days thereafter, appoint a third appraiser who shall be an MAI with at least ten (10) years experience in appraising gaming real estate and improvements in southern Nevada. In the event the Two Appraiser Board cannot agree on the name of the third appraiser within said two (2) days, then application shall be made to the Eighth Judicial District Court of the State of Nevada for appointment of the third appraiser pursuant to NRS 38.055, who is an MAI with at least ten (10) years experience in appraising commercial real estate in southern Nevada. The third appraiser shall promptly determine the Purchase Price, which shall not be lower than the lowest appraisal or higher than the highest appraisal of the Two Appraiser Board.

     C. The Purchase Price determined by this appraisal process shall be binding on the parties.

     D. In the event one party fails to appoint an appraiser to the Two Appraiser Board, the other party's appraisal shall be binding.

     E. The parties agree that the Closing shall be postponed until this appraisal process is complete, and the Closing shall take place promptly thereafter.

     Further, in the event that at Closing, if any Optionor has received a condemnation award or the ability to withdraw or obtain a condemnation award because any portion of the Property was condemned or was or is the subject of any pending proceeding in eminent domain, the Purchase Price as determined by the formula set forth above shall be reduced by the amount of any condemnation award awarded to any Optionor.

                                   EXHIBIT "D"

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:
Schreck Morris
300 S. 4th Street, Ste. 1200
Las Vegas, NV  89101
Attn.:  L.T. Jones, Esq.

                              MEMORANDUM OF OPTION

     NOTICE IS HEREBY GIVEN THAT:

     Effective as of April 1, 1999 (the "Effective Date") and pursuant to that certain First Amendment to Lease (With Option) (the "Agreement"), by and between Flamingo Associates, Inc., a Nevada corporation ("Optionor"), and Palace Station Hotel & Casino, Inc., a Nevada corporation ("Optionee"), Optionor has granted to Optionee an option to purchase that certain real property generally located at Sahara Avenue and Rancho Drive, as specifically described on the attached Exhibit "A," which may be exercised within ten (10) years of the Effective Date.

     IN WITNESS WHEREOF, this Memorandum of Option is effective as of the Effective Date.

                              OPTIONOR:
                              Flamingo Associates, Inc.,
                              a Nevada corporation

                              By:      /s/ RICHARD TAM
                                       ---------------------------
                              Name:    Richard Tam, President
                                       ---------------------------
                              Dated:   4/7/99
                                       ---------------------------


                              OPTIONEE:
                              Palace Station Hotel & Casino, Inc.,
                              a Nevada corporation

                              By:      /s/ SCOTT M NIELSON
                                       ---------------------------
                              Name:    Scott M Nielson
                                       ---------------------------
                              Dated:   4/7/99
                                       ---------------------------


STATE OF NEVADA            )
                           )        ss.
COUNTY OF CLARK            )

     Signed or attested before me on April 7, 1999 by Richard Tam, as President of Flamingo Associates, Inc.

                        SEAL                      /s/ Michelle Y. Flater
                                                  -----------------------------
        My commission expires Jan. 22, 2002       Signature of Notarial Officer

                                   EXHIBIT "D"

STATE OF NEVADA            )
                           )        ss.
COUNTY OF CLARK            )

         Signed or attested before me on April 7, 1999 by Scott Nielson, as Secretary of Palace Station Hotel & Casino.

                        SEAL                      /s/ Michelle Y. Flater
                                                  -----------------------------
        My commission expires Jan. 22, 2002       Signature of Notarial Officer

                                   EXHIBIT "E"
                               [PRO FORMA POLICY]

                                   EXHIBIT "F"
                                   [THE DEED]


                                      -24-